Exhibit 10.10

CONFIDENTIAL

COLLABORATION AGREEMENT

BY AND BETWEEN ADIMAB, LLC

AND

MERSANA THERAPEUTICS, INC.

JULY 25, 2012

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBITS LIST

A- Third Party Collaboration Term Sheet

B - Validation Plan Elements

C - Validation Plan

D - Press Release

E - Existing Third Party Agreements

F - Division of Economics

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (the “Agreement”) is made as of July 25, 2012 (the “Effective Date”), by and between ADIMAB, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”) and MERSANA THERAPEUTICS, INc., a Delaware corporation having an address at 840 Memorial Drive, Cambridge, MA 02139 (“Mersana”).

BACKGROUND

WHEREAS, Adimab has a fully integrated yeast-based antibody discovery and optimization platform that can be used to generate antibodies directed at selected targets;

WHEREAS, Mersana has a custom conjugation platform comprised of a biodegradable polymer and a broad variety of linker chemistries and drug payloads that can be used to engineer antibody-dmg conjugates;

WHEREAS, the Parties wish to collaborate by conducting a program to validate the combined use of each Party’s platform, during which Adimab will use its platform to discover antibodies directed at selected targets, and Mersana will use its platform to engineer antibody- drug conjugates from such antibodies;

WHEREAS, concurrently with conducting such validation program, the Parties wish to engage in a co-marketing program pursuant to which they will offer to Third Parties the ability to receive antibody-drug conjugates engineered using the combined platform on mutually agreed terms and conditions; and

WHEREAS, Mersana or Adimab may elect to further develop and commercialize certain antibody-drug conjugates engineered during the validation program, as provided in this Agreement;

Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Mersana hereby agree as follows:

ARTICLE 1

DEFINITIONS

The following initially capitalized terms have the following meanings (and derivative forms of them shall be interpreted accordingly):

1.1                               “ADC” means an Antibody-drug conjugate comprising (a) [***] generated by Adimab using Adimab Core Technology and provided to Mersana under this Agreement, and (b) at least one drug payload selected by Mersana, where (a) and (b) are linked using Mersana Core Technology.

1.2                               “Adimab Background Patents” means all Patents other than Program Patents Controlled by Adimab or its Affiliates as of the Effective Date or during the Term.

1.3                               “Adimab Core Technology” means to the extent Controlled by Adimab on the Effective Date or during the Term, all Know-How and Patent Rights relating to or Covering (a) the discovery, maturation, optimization and production of Antibodies; (b) all methods, materials and other Know-How proprietary to Adimab and used in the foregoing; and (c) platforms embodying, components, component steps, and other portions of any of the foregoing.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.4                               “Adimab Core Technology Improvement” means all Program Know-How and Program Patents to the extent that such Program Know-How or Program Patents constitute improvements, enhancements, substitutions, alterations or modifications made to or derived from Adimab Core Technology.

1.5                               “Adimab Field” means all fields other than the practice of Mersana Core Technology or Mersana Core Technology Improvements.

1.6                               “Adimab Indemnitees” has the meaning given in Section 10.2.

1.7                               “Adimab Material” means any tangible biological or chemical material (including all vectors, Antibodies (including Validation Program Antibodies and, if provided by Adimab to Mersana, DNA encoding such Validation Program Antibodies) and other Know-How in the form of tangible biological or chemical materials), in each case that is provided by Adimab to Mersana under the Validation Program.

1.8                               An “Affiliate” of a given entity means another entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first entity, but only for so long as such relationship exists between such entities.  For this purpose, “control” means the ownership or possession of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the entity, fifty percent (50%) or more of the rights to profits or other distributions by the entity, or the actual power to elect or direct the management of the entity, either by contract or otherwise.

1.9                               “Antibody” means (a) an unconjugated monoclonal antibody protein, (b) the DNA that encodes such protein, or (c) any derivative, fragment or modified form of such protein or DNA (e.g., any pegylated version of or otherwise modified versions of such antibody), whether naturally occurring, artificially produced, raised in an artificial system, generated through modification of an antibody produced in any of the foregoing ways, or otherwise.  For the avoidance of doubt, an ADC contains an Antibody but in its entirety an ADC is not an Antibody.

1.10                        “Back-up Antibody” is defined in Section 2.3(a).

1.11                        “Background Patents” means the Adimab Background Patents or the Mersana Background Patents, as applicable.

1.12                        “BLA” means a Biologic License Application (as defined in the United States Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder (21 C.P.R.§§ 600-680)), or any other application made to a Regulatory Authority for purposes of obtaining Marketing Approval for a Product.

1.13                        “Business Representative” shall have the meaning set forth in Section 3.2.

1.14                        “Change of Control” means with respect to a Party, the occurrence of any of the following:

(a)                                 any Third Party or group of related Third Parties that was not, on the Effective Date, the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the voting equity of the Party, becomes (after the Effective Date) the beneficial owner, directly or indirectly, of fifty percent

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(50%) or more of the voting equity of the Party, whether as a result of issuances, redemptions, repurchases or transfers of voting equity or otherwise, except, with respect to the transactions described in this clause (a), in the case of a bona fide financing of a Party by a financial investor (or group of financial investors), which, for the avoidance of doubt, includes venture capital funds or any venture investor that is affiliated with a pharmaceutical or other operating company, of shares of such Party for investment purposes (and not for the purpose of obtaining direct control of or rights to such Party’s technology for strategic reasons) in a transaction approved by such Party’s Board of Directors; or

(b)                                 the Party consolidates with, or merges with or into, a Third Party or sells, assigns, conveys, transfers, leases or otherwise disposes of all, or substantially all, of its assets to a Third Party, or a Third Party consolidates with, or merges with or into, the Party, in any such event pursuant to a transaction in which the outstanding voting equity of the Party is converted into or exchanged for cash, securities, equity interests or other property and immediately after such transaction the Persons who were the beneficial owners of the outstanding voting equity of the Party immediately prior to the transaction are not the beneficial owners, directly or indirectly, of more than fifty percent (50%) of the total voting equity of the surviving or transferee entity.

1.15                        “Co-Marketing Program” means the co-marketing program for the Combined Platform described in ARTICLE 3.

1.16                        “Combined Platform” means the combination of Adimab Core Technology and Mersana Core Technology used to generate ADCs pursuant to this Agreement.

1.17                        “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable, good faith efforts to accomplish such objective as a similarly situated Third Party would use to accomplish a similar objective under similar circumstances.

1.18                        “Confidential Information” has the meaning given in Section 8.1.

1.19                        “Confidentiality Agreement” means the Nondisclosure Agreement by and between the Parties, dated as of January 19, 2012

1.20                        “Control” means, with respect to any Know-How or Patent of a Party (or, as described below, a Future Acquirer), that the Party or its Future Acquirer or its Affiliate has the right and ability (other than pursuant to a license granted hereunder) to grant access and a license or sublicense to such intellectual property right to the other Party as provided in this Agreement without violating an agreement with or other rights of any Third Party; provided that any intellectual property right Controlled by a Future Acquirer of a Party shall not be treated as “Controlled” by such Party or its Affiliates, for purposes of this Agreement, to the extent, but only to the extent, that such intellectual property (a) is Controlled by such Future Acquirer of such Party immediately prior to the time such Future Acquirer qualifies as such, other than pursuant to a license or other grant of rights by such Party or its Affiliates, or (b) is subsequently Controlled by such Future Acquirer but was not Controlled by such Party or any of its existing Affiliates immediately prior to the time such Future Acquirer qualifies as such and did not come under the Control of such Future Acquirer due to any reference or access to Background Patents of such Party or Core Technology of such Party by such Future Acquirer.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.21                        “Core Technology” means the Adimab Core Technology or the Mersana Core Technology, as applicable.

1.22                        “Cover” shall mean that, in the absence of a license granted under or ownership of a Valid Claim of an issued Patent, the making, having made, use, offering for sale, sale, or importation of a product, or the practice of necessary technology, would infringe such Valid Claim. For the avoidance of doubt, and without limiting other applications of this definition, a Patent “Covers” a Product if the making, having made, use, offer for sale, sale or importation of such Product would, in the absence of a license granted under or ownership of a Valid Claim of such Patent, infringe such Patent.

1.23                        “EU” means the European Union, as constituted on the Effective Date and as it may be constituted from time to time.

1.24                        “Exclusive Co-Marketing Term” means the period commencing on the Effective Date and ending (a) [***] or (b) [***].

1.25                        “Existing Third Party Agreement” means any agreement existing as of the Effective Date between a Third Party and a Party under which payments may be owed to such Third Party as a result of the activities contemplated by this Agreement.

1.26                        “Filing Party” has the meaning given in Section 7.4(c).

1.27                        “Fleximer” means Mersana’s biodegradable polymer platform, or poly(hydroxymethylethylene)hydroxymethyl formal, in any of its various forms and sizes, and any other polyacetal/polyketal biodegradable polymers, in each case, that are proprietary to Mersana on the Effective Date or during the Term.

1.28                        “Force Majeure” has the meaning given in Section 12.7.

1.29                        “Future Acquirer” means a Third Party to any Change of Control transaction involving a Party and any of such Third Party’s Affiliates.

1.30                        “Government Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.31                        “Indemnify” has the meaning given in Section 10.1.

1.32                        “Joint Program Patent” means a Joint Validation Program Patent or a Joint Third Party Collaboration Patent.

1.33                        “Joint Third Party Collaboration Patent” means any Patent Covering Know- How that was Third Party Collaboration Know-How before it was claimed in such Patent, but excluding Third Party Collaboration Antibody Patents and Third Party Collaboration ADC Patents.

1.34                        “Joint Validation Program Patent” means any Patent Covering Know-How that was Validation Program Know-How before it was claimed in such Patent, but excluding Validation Program Antibody Patents and Validation Program ADC Patents.

1.35                        “Joint Steering Committee” has the meaning given in Section 5.1.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.36                        “Know-How” means all technical information and know-how, including inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, materials (including cell lines, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and other technology applicable to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, all related biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical information, and related safety, quality control, manufacturing, preclinical and clinical data, instructions, processes and formula, but in each case excluding the subject matter disclosed in any and all published Patents.

1.37                        “Linker” means Mersana’s proprietary linker and coupling chemistry technology involving molecules used to attach drug payloads to Antibodies using Fleximer, and to control the stability, release mechanism and release rate of such drug payloads from Fleximer.

1.38                        “Losses” has the meaning given in Section 10.1.

1.39                        “Marketing Approval” means, with respect to a country, the approval necessary to market a Product legally as a pharmaceutical product, including as applicable, approval of a BLA in the United States, or approval of a comparable filing in the United States or any other jurisdiction, including, where required by applicable law in order to market or sell a Product, pricing approval.

1.40                        “Mersana Background Patents” means all Patents other than Program Patents Controlled by Mersana or its Affiliates as of the Effective Date or during the Term.

1.41                        “Mersana Core Technology” means, to the extent Controlled by Mersana on the Effective Date or during the Term, all Know-How and Patent Rights relating to or Covering (a) Fleximer, (b) Linkers and (c) Payloads.

1.42                        “Mersana Core Technology Improvement” means all Program Know-How and Program Patents to the extent that such Program Know-How or Program Patents constitute improvements, enhancements, substitutions, alterations, or modifications made to or derived from Mersana Core Technology.

1.43                        “Mersana Indemnitees” has the meaning given in Section 10.1.

1.44                        “Mersana Material” means any tangible biological or chemical material (including all Validation Program ADCs and other Know-How in the form of tangible biological or chemical materials), in each case that is provided by Mersana to Adimab under the Validation Program.

1.45                        “Net Sales” shall mean the gross amount invoiced by a Party, its Affiliates, licensees and sublicensees to Third Parties with respect to Products in the Territory, less:

(a)                                 sales, returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments granted on account of price adjustments or billing errors;

(b)                                 rejected goods, damaged or defective goods, recalls, returns;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(c)                                  rebates, chargeback rebates, compulsory rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions;

(d)                                 adjustments actually granted Third Parties arising from consumer discount programs or other similar programs;

(e)                                  a reasonable reserve for non-collectable receivables related to Product (provided that, such amounts shall not exceed [***] of Net Sales in [***] and that if such amounts are later collected, they shall be included in Net Sales in the [***] of collection),

(f)                                   customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) separately stated on the invoice; or

(g)                                  charges for packing, freight, shipping and insurance (to the extent separately stated on the invoice).

Each of the foregoing deductions shall be determined as incurred in the ordinary course of business in type and amount consistent with good industry practice and in accordance with GAAP on a basis consistent with such Party’s audited consolidated financial statements and consistently applied across all products of such Party and its Affiliates. For clarity, sales by a Party, its Affiliates, licensees or sublicensees of a Product to a Recognized Agent or Third Party Distributor (as defined below) of such Product in a given country shall be considered a sale to a Third Party customer. All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Products and other products of such Party and its Affiliates, licensees and sublicensees such that the Product does not bear a disproportionate portion of such deductions. “Recognized Agent or Third Party Distributor” for the purpose of this definition shall mean any Third Party to which a Party, its Affiliate, Third Party licensee or sublicensee sells Product for distribution or resale to customers in a country or territory.

Even if there is overlap between any of deductions (a)-(g), each individual item shall only be deducted once in the overall Net Sales calculation.

Supply of a Product with respect to the Territory other than for cash shall be substituted to price on bona fide arms-length sales; whereas the price shall be the average price of such Product sold for cash with respect to the Territory during the period based on quantity of drug substance sold.

Any Products used for promotional or advertising purposes, used for free samples, or otherwise distributed at no charge to patients unable to purchase the same (including patients in clinical trials) shall not be included in Net Sales. Donations for charity reasons (to avoid doubt, for which no monetary consideration is received) shall also not be included in Net Sales.

1.46                        “Non-Filing Party” has the meaning given in Section 7.4(c).

1.47                        “Option Exercise Fee” has the meaning given in Section 6.1.

1.48                        “Party” means Adimab or Mersana.

1.49                        “Patent” means any patent application or patent anywhere in the world, including the following: provisional, utility, divisional, continuation, continuation-in-part, and substitution applications;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and utility, re-issue, re-examination, renewal and extended patents, and patents of addition, and any supplementary protection certificates and restoration of patent terms.

1.50                        “Payload” means Mersana’s proprietary drug payload chemistry technology, other than Antibodies, incorporated into an ADC.

1.51                        “Phase I Clinical Trial” means, with respect to a Product, a clinical trial on sufficient numbers of human patients or subjects for the primary purposes of evaluating safety, metabolism and pharmacokinetics, as described in 21 C.F.R. §312.21(a), or similar clinical study in a country other than the United States.

1.52                        “Phase II Clinical Trial” means, with respect to a Product, a clinical trial on sufficient numbers of human patients or subjects for the primary purposes of evaluating safety and efficacy, as described in 21 C.F.R. §312.21(b), or similar clinical study in a country other than the United States.

1.53                        “Phase III Clinical Trial” means, with respect to a Product, a clinical trial on sufficient numbers of human patients that is designed to establish that such Product is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with such Product in the dosage range to be prescribed, and directly supporting Marketing Approval or label expansion of such Product, as described as a phase III clinical trial in 21 C.F.R. §312.21(c), or equivalent pivotal clinical study in a country other than the United States, in each case designed to be sufficient to support Marketing Approval.

1.54                        “Product” means any product that is or contains a Validation Program ADC.

1.55                        “Program Antibody” means a Validation Program Antibody or a Third Party Collaboration Antibody.

1.56                        “Program Antibody Patent” means a Validation Program Antibody Patent or a Third Party Collaboration Antibody Patent.

1.57                        “Program Know-How” means Validation Program Know-How and Third Party Collaboration Know-How.

1.58                        “Program Patent” means a Validation Program Patent or a Third Party Collaboration Patent.

1.59                        “Program Non-Antibody Patent” means a Validation Program ADC Patent or a Third Party Collaboration ADC Patent.

1.60                        “Regulatory Authority” means the United States Food and Drug Agency or any counterpart thereof outside the United States.

1.61                        “Regulatory Exclusivity” means any right or protection which is recognized, afforded or granted by the FDA or any other Regulatory Authority in any country or region, in association with the Marketing Approval of a Product, providing such Product: (a) a period of marketing exclusivity, during which a Regulatory Authority recognizing, affording or granting such marketing exclusivity shall refrain from either reviewing or approving a BLA, marketing authorization application or similar regulatory submission, submitted by a Third Party seeking to market a competing product, or (b) a period of data

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

exclusivity, during which a Third Party seeking to market a competing product or the applicable Regulatory Authority is precluded from either referencing or relying upon, without an express right of reference from the dossier holder, such Product’s clinical dossier or relying on previous Regulatory Authority findings of safety or effectiveness with respect to such Product to support the submission, review or approval of a BLA, marketing authorization application or similar regulatory submission.  Regulatory Exclusivity includes rights conferred in the United States pursuant to the Hatch-Waxman Amendments to the Federal Food, Drug and Cosmetic Act, the Orphan Drug Act, or the Best Pharmaceuticals for Children Act, or in the EU pursuant to Section 10.1(a)(iii) of Directive 2001/EC/83.

1.62                        “Royalty Term” has the meaning given in Section 6.3(b).

1.63                        “SEC” means the United States Securities and Exchange Commission and any successor agency thereto.

1.64                        “Selected Antibodies” means the primary Antibody and Back-up Antibodies selected by Mersana from among the Validation Program Antibodies for each of the Validation Program Targets in accordance with Section 2.3(a).

1.65                        “Senior Executives Discussions” has the meaning given in Section 12.2.

1.66                        “Target” means a disease-related biological target to which an Antibody (whether alone or contained in an ADC) binds.

1.67                        “Term” has the meaning given in Section 11.1.

1.68                        “Third Party” means an entity other than a Party or the Affiliate of a Party.

1.69                        “Third Party Claims” has the meaning given in Section 10.1.

1.70                        “Third Party Collaboration” has the meaning given in Section 3.1.

1.71                        “Third Party Collaboration ADC” means an ADC generated by Mersana pursuant to a Third Party Collaboration.

1.72                        “Third Party Collaboration ADC Patent” means any Patent other than a Third Party Collaboration Antibody Patent that (a) claims inventions made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties under a Third Party Collaboration and (b) Covers the structure and all or certain of the components of a Third Party Collaboration ADC.

1.73                        “Third Party Collaboration Antibody” means an Antibody generated by Adimab in the course of a Third Party Collaboration.

1.74                        “Third Party Collaboration Antibody Patent” means any Patent that (a) claims inventions made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties, with or without employees, contractors or agents of a Third Party Collaborator, under a Third Party Collaboration and (b) includes as an element of a claim the sequence or any portion of the sequence of a Third Party Collaboration Antibody and that may or may not also include as an element of a claim the sequence or any portion of the sequence of other Antibodies [***].  For the avoidance of doubt, a Third Party Collaboration Antibody Patent may or may not include as element(s) of claim(s)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***], which in tum may or may not include [***] outside the Mersana Core Technology and Mersana Core Technology Improvements and may or may not include [***] without specific reference to Mersana Core Technology or Mersana Core Technology Improvements.

1.75                        “Third Party Collaboration Know-How” means all Know-How made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties, with or without employees, contractors or agents of a Third Party Collaborator, under a Third Party Collaboration, excluding any such Know-How after it is claimed in any Third Party Collaboration Patent that has published or issued.

1.76                        “Third Party Collaboration Patent” means a Third Party Collaboration Antibody Patent, a Third Party Collaboration ADC Patent or a Joint Third Party Collaboration Patent.

1.77                        “Third Party Collaboration Term Sheet” means the term sheet attached hereto as Exhibit A, as it may be revised by the Parties from time to time in accordance with the terms of this Agreement.

1.78                        “Third Party Collaborator” has the meaning given in Section 3.1.

1.79                        “Valid Claim” means, with respect to a particular country, a claim of a Patent, which claim is: (a) issued and unexpired in such country and has not been revoked or found to be unpatentable, invalid or unenforceable by a court or other authority having jurisdiction in such country, which decision is unappealable or unappealabled within the time allowed for appeal; or (b) pending in such country and has not been finally cancelled, withdrawn, abandoned, disclaimed, admitted to be invalid or unenforceable or finally rejected through reissue, disclaimer or otherwise.

1.80                        “Validation Plan” has the meaning given in Section 2.1.

1.81                        “Validation Program” means the validation program conducted in accordance with the Validation Plan.

1.82                        “Validation Program ADC” means an ADC generated by Mersana in accordance with the Validation Plan by conjugating a Selected Antibody with a drug payload selected by Mersana using Mersana Core Technology.

1.83                        “Validation Program ADC Patent” means any Patent other than a Validation Program Antibody Patent that (a) claims inventions made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties under the Validation Program and (b) Covers the structure and all or certain of the components of a Validation Program ADC.

1.84                        “Validation Program Antibody” means an Antibody generated by Adimab in the course of the Validation Program.

1.85                        “Validation Program Antibody Patent” means any Patent that (a) claims inventions made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties under the Validation Program and (b) includes as an element of a claim the sequence or any portion of the sequence of a Validation Program Antibody and that may or may not also include as an element of a claim the sequence or any portion of the sequence of other Antibodies [***].  For the avoidance of doubt, a Validation Program Antibody Patent may or may not include as element(s) of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

claim(s) [***], which in turn may or may not include [***] outside the Mersana Core Technology and Mersana Core Technology Improvements and may or may not include [***] without specific reference to Mersana Core Technology or Mersana Core Technology Improvements.

1.86                        “Validation Program Data” has the meaning given in Section 2.5(a).

1.87                        “Validation Program Know-How” means all Know-How made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties under the Validation Program, including any Validation Program Data, but excluding any such Know-How after it is claimed in any Validation Program Patent that has published or issued.

1.88                        “Validation Program Patent” means a Validation Program Antibody Patent, a Validation Program ADC Patent or a Joint Validation Program Patent.

1.89                        “Validation Program Target” has the meaning given in Section 2.1.

1.90                        “Validation Program Term” means the period commencing upon approval of the Validation Plan and ending upon the later of (a) [***] and (b) [***].

1.91                        “Withholding Taxes” has the meaning given in Section 6.7.

References in the body of this Agreement to “Articles”, “Sections” and “Exhibits” refer to the articles, sections and exhibits of this Agreement. The terms “include,” “includes,” “including” and derivative forms of them shall be deemed followed by the phrase “without limitation,” regardless of whether such phrase appears there (and with no implication being drawn from its inconsistent inclusion or non-inclusion). The term “or” is used in the inclusive sense, i.e., “and/or”. All references to “$” or “dollars” shall refer to United States dollars.

ARTICLE 2

VALIDATION PROGRAM

2.1                               Validation Plan. Within [***] days following the Effective Date, the Parties, through the Joint Steering Committee, shall prepare and approve a plan for a program to produce ADCs directed to [***] Targets to be identified in such plan (each, a “Validation Program Target”), which ADCs shall combine Selected Antibodies with drug payloads selected by Mersana and reasonably acceptable to Adimab via [***], which plan shall include the elements set forth in Exhibit B and such other elements as the Parties may mutually agree from time to time, and which plan will be thereafter attached to this Agreement as Exhibit C (the “Validation Plan”). Each Party shall use Commercially Reasonable Efforts to carry out the activities assigned to such Party in the Validation Plan, in accordance with the applicable timelines set forth in the Validation Plan and the terms and conditions of this Agreement.

2.2                               Generation of Antibodies.  Adimab shall use the Adimab Core Technology to generate Validation Program Antibodies directed to the Validation Program Targets as described in the Validation Plan.  Adimab shall then deliver to Mersana such Validation Program Antibodies and information and data relating thereto in accordance with the Validation Plan.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.3                               Selected Antibodies.

(a)                                 Mersana shall select one (1) primary Antibody and [***] back-up Antibodies (“Back-up Antibodies”) to be the Validation Program Antibodies for each Validation Program Target (or such other number of Back-up Antibodies as the Parties may mutually agree), for incorporation into Validation Program ADCs pursuant to the Validation Plan, and shall provide Adimab with written notice of such Selected Antibodies within [***] weeks after Adimab provides the Validation Program Antibodies to Mersana pursuant to Section 2.2.  Following such selection, all rights to Validation Program Antibodies not selected by Mersana shall revert to Adimab and such non-selected Validation Program Antibodies shall be excluded from the Validation Program and the licenses granted to Mersana under this Agreement.

(b)                                 Mersana shall promptly return to Adimab all quantities of Validation Program Antibodies that are not selected by Mersana as Selected Antibodies pursuant to Section 2.3(a), including [***] that may also pertain to such Validation Program Antibodies, which data and results Mersana shall only use (i) in the Co-Marketing Program as permitted under Section 3.4, (ii) in order to evaluate whether it desires to become the Commercial Rights Party for the applicable Validation Program ADC pursuant to Section 4.2(c), or (iii) if applicable, in connection with the exercise of its rights as the Commercial Rights Party for the applicable Validation Program ADC), and any other physical embodiments of Know-How pertaining to such Validation Program Antibodies, so that Mersana retains no information, material or other physical embodiments of Know-How pertaining to such Validation Program Antibodies in the possession of itself, its Affiliates or any Third Party having had access thereto.

2.4                               Generation of Validation Program ADCs.  Mersana shall use Commercially Reasonable Efforts to conjugate the Selected Antibodies and drug payloads using [***] to generate Validation Program ADCs as described in the Validation Plan. Mersana shall then deliver the results, data, and other relevant information regarding the Validation Program ADCs, as set forth in the Validation Plan, to Adimab.  Upon written request from Adimab, Mersana shall also deliver reasonable quantities of such Validation Program ADCs to Adimab to perform in vitro research and in vivo research in non-human animals on Validation Program ADCs in order to evaluate whether it desires to become the Commercial Rights Party for a given Validation Program Target pursuant to Section 4.2(c).

2.5                               Validation Program Data.

(a)                                 Each Party shall use Commercially Reasonable Efforts to generate, in accordance with the Validation Plan, data regarding the use of the Combined Platform and the Validation Program ADCs (“Validation Program Data”). Each Party shall provide the other Party with a copy of all Validation Program Data it generates from activities conducted under the Validation Program at the intervals set forth in the Validation Plan, and in any event at the end of the Validation Program Term.

(b)                                 Following the Validation Program Term, each Party shall provide the other Party, on a [***] basis, with a copy of any additional Validation Program Data it may generate through further research such Party conducts on any Validation Program ADC for which neither Party is the Commercial Rights Party.  Notwithstanding the foregoing, unless a Party becomes a Commercial Rights Party with respect to any Validation Program ADC, such Party will have no duty to conduct further research on any Validation Program ADC following the Validation Program Term.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(c)                                  Promptly following a Party becoming the Commercial Rights Party with respect to any Validation Program ADC pursuant to Section 4.2, the Parties, through the Joint Steering Committee, shall review the Validation Program Data for such Validation Program ADC and agree upon appropriate redactions thereto, if any, that are necessary or desired in order to protect the proprietary nature of such Validation Program ADC, it being understood that the goal of such review is to retain an information package around the Validation Program ADCs to enable the Parties to effectively market the Combined Platform pursuant to ARTICLE 3 and that any Validation Program Data redacted from such agreed information package may have been provided to Third Parties prior to such point in time.

2.6                               Reports.  At the junctures specified in the Validation Plan, each Party shall provide written reports to the other Party of the information, data and results specified pursuant to the Validation Plan to be disclosed to the other Party.

2.7                               Costs.  Except as expressly set forth in this ARTICLE 2, [***].

ARTICLE 3

CO-MARKETING PROGRAM

3.1                               General.  From and after the Effective Date, the Parties shall, pursuant to the terms of this ARTICLE 3, use Commercially Reasonable Efforts to conduct a co-marketing program pursuant to which they will offer Third Parties the ability to engage Adimab and Mersana to generate [***] ADCs using the Combined Platform against up to [***] Targets (unless a greater number is mutually agreed by the Parties in accordance with Section 3.5(a)) identified by such Third Party and to license commercial rights to such ADCs (each such arrangement, a “Third Party Collaboration” and each such Third Party, a “Third Party Collaborator”).

3.2                               Business Representatives.  Each Party shall appoint [***]. The Business Representatives shall meet from time to time promptly after the date of a request by either Party. Adimab’s initial [***] shall be [***] and Mersana’s initial [***] shall be [***]. Each Party may change [***] upon written notice to the other Party. The Business Representatives may meet in person or by teleconference or videoconference. During the Term, the Business Representatives shall oversee the Co-Marketing Program and facilitate communications and cooperation between the Parties with respect thereto, including the following, which require the approval of both Business Representatives:

(a)                                 approving the subset of Validation Program Data that may be used in the Co-Marketing Program, as set forth in Section 3.4, including any necessary or desired redaction thereto in accordance with Section 2.5(c);

(b)                                 determining which Party shall lead negotiations with respect to any given potential Third Party Collaborator, as set forth in Section 3.4; and

(c)                                  approving any proposed revision to the Third Party Collaboration Term Sheet, as set forth in Section 3.3(a).

3.3                               Third Party Collaboration Term Sheet.

(a)                                 The Parties shall use the Third Party Collaboration Term Sheet, with any revisions thereto approved by the Business Representatives, as the basis for entering into negotiations of

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Third Party Collaborations with potential Third Party Collaborators.  After the Parties have entered into [***] Third Party Collaborations (or sooner if mutually agreed by the Business Representatives), the Parties, through the Business Representatives, shall discuss any changes to the Third Party Collaboration Term Sheet (it being expected that after entering into several such agreements, Adimab and Mersana shall be able to extract higher payments from Third Party Collaborators). Neither Party shall thereafter proceed with negotiating a Third Party Collaboration until both Parties agree on any changes to the Third Party Collaboration Term Sheet.

(b)                                 The Parties will use good faith efforts to structure each Third Party Collaboration such that the Third Party Collaborator shall develop and commercialize the ADC developed pursuant to the Third Party Collaboration and neither Party shall propose, or seek to induce the Third Party Collaborator to terminate a Third Party Collaboration for the purpose of entering into an alternative collaboration with such Party relating to the technology contributed by such Party to the ADC developed pursuant to the Third Party Collaboration. However, subject to the first sentence of this Section 3.3(b), the Parties agree that, under the terms of the Third Party Collaboration, the Third Party Collaborator shall have the right to terminate the Third Party Collaboration at its convenience.  In such case the Third Party Collaborator may enter into a separate transaction with either (i) Adimab, for purposes of licensing the Antibodies discovered by Adimab in the course of the Third Party Collaboration, including for use with Third Party drug conjugate technology, or (ii) Mersana, with respect to another Antibody or other targeting moiety provided by or on behalf of or otherwise selected by such Third Party Collaborator, together with the components (Fleximer, Linker and drug payload) of the ADC developed by Mersana in the course of the Third Party Collaboration, in the case of each of clause (i) and (ii), with respect to the Target that was subject of the Third Party Collaboration (and any additional Targets agreed to by such Party and the Third Party Collaborator) and subject to agreement by the contracting Party.

3.4                               Negotiations. Either Party may approach potential Third Party Collaborators and propose the terms set forth in the Third Party Collaboration Term Sheet to begin negotiations, and, subject to Section 2.5(c), may disclose the Validation Program Data that the Business Representatives have approved for such purpose, subject to such Third Party’s entering into a confidentiality agreement requiring such Third Party to keep such Validation Program Data confidential on terms substantially similar to the terms contained in ARTICLE 8 hereof. On a case-by-case basis, the Parties, through the Business Representatives, shall mutually agree on which of Adimab or Mersana shall be responsible for leading the negotiations of a Third Party Collaboration agreement with each potential Third Party Collaborator, which agreement will, unless otherwise agreed by both Business Representatives, be a three-party agreement between Adimab, Mersana, and such Third Party Collaborator.  The leading Party shall keep the other Party informed regarding the status of negotiations, including by providing copies of draft term sheets and agreements for review and comment by such other Party. Both Parties shall work together in good faith to develop a work plan that meets the needs of the applicable Third Party Collaborator. Each Party shall bear its own expenses in connection with negotiating Third Party Collaborations. Each final agreement with each Third Party Collaborator must be approved by both Parties prior to execution and, subject to Sections 3.3(b) and 3.8(d), neither Party will enter into a two-party Third Party Collaboration agreement without the written consent of the other Party; provided, however, that a Party may not withhold approval regarding any term in the Third Party Collaboration Term Sheet.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.5                               Restrictions.

(a)                                 The Parties shall not license ADCs with respect to more than [***] Targets to any single Third Party Collaborator, unless otherwise agreed to by both Business Representatives.

(b)                                 Neither Party shall be obligated to agree to any Third Party Collaboration that provides Target exclusivity to a Third Party Collaborator for such Party’s technology. For example, it is anticipated that Mersana may choose to grant a Third Party Collaborator exclusivity around the use of Fleximer, Linker and a Payload (or any such components) with respect to [***] Target, but that Adimab would not grant such Third Party Collaborator exclusivity with respect to Antibodies against [***] Target (other than the specific Antibodies discovered and optimized pursuant to the Third Party Collaboration).

(c)                                  In the event that Mersana and Adimab enter into a Third Party Collaboration to discover an ADC against a particular Target, [***], except as contemplated under [***].

3.6                               Proceeds.  Each Party shall be entitled to receive [***] of all proceeds from a Third Party Collaborator under each Third Party Collaboration, as set forth in more detail in the Third Party Collaboration Term Sheet. For clarity, certain milestone payments [***].

3.7                               Costs.  Unless otherwise set forth in the applicable Third Party Collaboration Agreement, [***] incurred under the work plan applicable to each Third Party Collaboration.  Unless otherwise agreed to by the Parties, all other costs of Third Party Collaborations that are not paid for by the applicable Third Party Collaborator shall be borne [***], except that all costs relating to patent prosecution shall be divided as set forth in ARTICLE 7 of this Agreement, to the extent addressed therein.

3.8                               Marketing Exclusivity.

(a)                                 During the Exclusive Co-Marketing Term, or such longer period as may be mutually agreed by the Parties, each Party shall use good faith efforts to promote the

(b)                                 Combined Platform with Third Parties who express an interest in Antibody-drug conjugates pursuant to the terms of this ARTICLE 3.

(c)                                  During the Exclusive Co-Marketing Term, Adimab shall not promote to existing or potential Third Party customers an Antibody-drug conjugate technology platform other than that provided by [***].

(d)                                 During the Exclusive Co-Marketing Term, Mersana shall not promote to existing or potential Third Party customers an Antibody discovery or Antibody optimization technology, other than those provided by [***].

(e)                                  Notwithstanding the obligations set forth in this ARTICLE 3, at a Third Party’s request, each Party may provide Antibodies, in the case of Adimab, or Antibody-drug conjugation technology, in the case of Mersana, to Third Parties without entering into a Third Party Collaboration.  For clarity, each Party shall have the right to (i) work with other providers of Antibody-drug conjugation technology, in the case of Adimab, or of Antibodies, in the case of Mersana, and (ii) inform Third Parties that the relationship between the Parties is one of preferred partners but not an exclusive partnership. For example, it is anticipated that if a Third Party inquires to either Party regarding Antibody-drug conjugation technology, such Party would respond to such inquiry by initially promoting the Combined Platform to such Third Party (including providing Validation Program Data, if appropriate), but if the Third Party expresses concern regarding the Combined Platform for any reason or otherwise indicates that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

it does not wish to use the Combined Platform, such Party would inform such Third Party that such Party is free to work with technologies other than the Combined Platform to discover and develop an Antibody-drug conjugate for such Third Party.

(f)                                   The restrictions set forth in this Section 3.7 shall not apply to any agreements entered into prior to the Effective Date.

ARTICLE 4

LICENSES; RIGHTS; OPTIONS; DILIGENCE

4.1                               Validation Program Licenses.

(a)                                 To Adimab.  Mersana and its Affiliates hereby grant to Adimab a non- exclusive license under the Validation Program ADC Patents, and Mersana’s interest in the Validation Program Know-How and Joint Validation Program Patents, solely for Adimab to perform Adimab’s responsibilities as provided for in the Validation Plan as part of the Validation Program during the Validation Program Term, and, if Adimab requests and receives Validation Program ADCs under Section 2.4, for Adimab to perform [***] on Validation Program ADCs in order to evaluate whether it desires to become the Commercial Rights Party for a given Validation Program Target pursuant to Section 4.2(c).  For clarity, the foregoing license excludes the right for Adimab to practice or use Mersana Core Technology, Mersana Core Technology Improvements, Validation Program ADC Patents, Validation Program Know-How or Joint Validation Program Patents to discover new linkers or drug payloads or to provide the Validation Program ADCs to an Antibody-drug conjugate technology platform company, other than as permitted by Section 3.3(b).

(b)                                 To Mersana.  Adimab hereby grants Mersana a non-exclusive license under the Validation Program Antibody Patents, and Adimab’s interest in the Validation Program Know-How and Joint Validation Program Patents, solely for Mersana to perform Mersana’s responsibilities as provided for in the Validation Plan as part of the Validation Program during the Validation Program Term, and for Mersana to [***] on Validation Program ADCs in order to evaluate whether to exercise its option under Section 4.2(a) to become the Commercial Rights Party for a given Validation Program Target.  For clarity, the foregoing license excludes the right for Mersana to practice or use Adimab Core Technology, Adimab Core Technology Improvements, Validation Program Antibody Patents, Validation Program Know-How or Joint Validation Program Patents to discover new Antibodies or to provide the Validation Program Antibodies to another Antibody discovery service provider for use in Antibody screening or discovery.

4.2                               Rights to Validation Program Antibodies and Validation Program ADCs.

(a)                                 Ownership of Patents and Know-How arising under this Agreement is set forth in Section 7.1, as modified by the remainder of this Section 4.2.

(b)                                 Mersana shall have the right, at any time (subject to Section 4.2(c) below), to exercise an option to acquire all of Adimab’s rights in the Validation Program ADCs generated against [***] of the Validation Program Targets by providing Adimab with written notice of such exercise identifying the Validation Program Target(s) for which it is exercising such option, Upon exercise of such option:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(i)                                     Mersana shall be deemed the Commercial Rights Party for the Validation Program ADCs generated against such Validation Program Target(s), and shall be responsible for payments owed to Adimab with respect thereto pursuant to ARTICLE 6;

(ii)                                  Adimab shall and hereby does assign to Mersana all right, title and interest in and to the Selected Antibodies generated by Adimab against such Validation Program Target(s), including the Validation Program Antibody Patents, Joint Validation Program Patents and Validation Program Know-How that relate solely and specifically to the Selected Antibodies; provided, however, that Mersana shall not practice or use, or permit any Third Party to practice or use, such Selected Antibodies, Validation Program Antibody Patents, Joint Validation Program Patents or Validation Program Know-How to discover new Antibodies, to provide the Selected Antibodies to another Antibody discovery service provider for use in Antibody screening or discovery, or for any purpose other than the development, manufacture, use, sale, offer for sale and importation of Products containing the applicable Validation Program ADCs; and

(iii)                               Adimab shall and hereby does grant to Mersana a non-exclusive, royalty-bearing, sublicensable, worldwide license under the Adimab Core Technology, Adimab Core Technology Improvements and Adimab Background Patents, and an exclusive, royalty- bearing, sublicensable, worldwide license under Adimab’s interest in the Validation Program Patents and Validation Program Know-How (other than those interests assigned to Mersana pursuant to Section 4.2(b)(ii)), in each case solely to develop, make, use, sell, offer to sell and import Products containing such Validation Program ADCs.

(iv)                              With respect to any Validation Program ADC for which Mersana exercises its option under this Section 4.2(b), Mersana shall have the right to replace the selected drug payload or Linker within such Validation Program ADC with any other drug payload or Linker for any reason. The product containing such new drug payload or Linker shall be deemed to be a Product for purposes of this Agreement.

(c)                                  If, at any time prior to Mersana’s exercise of the applicable option pursuant to Section 4.2(b) above, but at least [***] days following the end of the Validation Program Term, Adimab desires to acquire all of Mersana’s rights in the Validation Program ADCs generated against [***] of the Validation Program Targets, then Adimab shall provide Mersana with written notice thereof identifying the Validation Program Target(s) for which it desires to obtain such rights. Mersana shall have [***] days after receipt of such notice to exercise its option pursuant to Section 4.2(b) above with respect to the Validation Program Target(s) identified in Adimab’s notice. If Mersana provides written notice to Adimab that Mersana does not elect to exercise such option, or if Mersana has not provided written notice to Adimab of Mersana’s exercise of such option by the end of such [***] day period, then:

(i)                                     Adimab shall be deemed the Commercial Rights Party for the Validation Program ADCs generated against such Validation Program Target(s), and shall be responsible for payments owed to Mersana with respect thereto pursuant to ARTICLE 6;

(ii)                                  Mersana shall and hereby does assign to Adimab all right, title and interest in and to such Validation Program ADCs, including the Validation Program ADC Patents, Joint Validation Program Patents and Validation Program Know-How that relate solely and specifically to the Validation Program ADCs; provided, however, that Adimab shall not practice or use, or permit any Third Party to practice or use, such Validation Program ADCs, Validation Program ADC Patents, Joint

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Validation Program Patents or Validation Program Know-How to discover new linkers or drug payloads, to provide the Validation Program ADCs to another Antibody-drug conjugation technology provider for conjugation with a different linker or drug payload, or for any purpose other than the development, manufacture, use, sale, offer for sale and importation of Products containing the applicable Validation Program ADCs; and

(iii)                               Mersana shall and hereby does grant to Adimab a non-exclusive, royalty-bearing, sublicensable, worldwide license under the Mersana Core Technology, Mersana Core Technology Improvements and Mersana Background Patents, and an exclusive, royalty- bearing, sublicensable, worldwide license under Mersana’s interest in the Validation Program Patents and Validation Program Know-How (other than those interests assigned to Adimab pursuant to Section 4.2(c)(ii)) in each case solely to develop, make, use, sell, offer to sell and import Products containing such Validation Program ADCs.

(d)                                 Technology Transfer. Neither Party shall have any technology transfer obligations under this Agreement beyond any technology transfer obligations set forth in the Validation Plan. Without limiting the generality of the foregoing, Adimab shall not under any circumstances be required to transfer to Mersana any proprietary cell line or yeast strain of Adimab.  The cell lines and yeast strains used by Adimab in Adimab Core Technology as practiced by Adimab as of the Effective Date or [***] is a valuable trade secret of Adimab. Mersana shall not, notwithstanding anything express or implied in this Agreement, obtain pursuant to this Agreement any right to access or obtain samples of such cell lines or yeast strains (whether or not transformed to express any Validation Program Antibody, whether or not a Selected Antibody).

4.3                               Development and Commercialization.

(a)                                 The applicable Commercial Rights Party shall have the sole and exclusive right under the Validation Program Patents and Validation Program Know-How to develop and commercialize Products, or to sublicense the applicable rights to a Third Party to do so, and shall exercise Commercially Reasonable Efforts to do so.

(b)                                 Within [***] days after the end of each calendar year, the applicable Commercial Rights Party shall provide the applicable Non-Commercial Rights Party with a written summary of progress in development and commercialization achieved under this Agreement during such calendar year with respect to Products, including whether the Commercial Rights Party is developing or commercializing any Product directed at the applicable Validation Program Target.

(c)                                  If the Commercial Rights Party discontinues or otherwise ceases to pursue the development and commercialization of any Product for the applicable Validation Program Target using Commercially Reasonable Efforts, then, as the Non-Commercial Rights Party’s sole and exclusive remedy with respect thereto:

(i)                                     the Commercial Rights Party shall provide prompt written notice of such discontinuation or cessation to the Non-Commercial Rights Party;

(ii)                                  the Commercial Rights Party shall pay any interest outstanding pursuant to Section 6.2(b) and shall not be responsible for payment of any principal amount with respect to deferred Development Milestones thereunder;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(iii)                               the Commercial Rights Party shall grant such licenses and make such assignments as are necessary to put the Non-Commercial Rights Party in the position it would have been had it been the Commercial Rights Party pursuant to Section 4.2, and shall include in such assignments and licenses all Know-How (including all data and drug product in such Party’s possession with respect to such Product) and Patents with respect to such Product generated in the course of the Commercial Rights Party’s development and commercialization activities prior to such discontinuation or cessation; and

(iv)                              if the Non-Commercial Rights Party continues development of any Product for such Validation Program Target, the Non-Commercial Rights Party shall be responsible for paying to the Commercial Rights Party the applicable payment for any Development Milestone that is thereafter achieved with respect to such Product in accordance with Section 6.2(a) (but with no obligations with respect to previously achieved Development Milestones, whether or not such previously achieved Development Milestones were paid), and such Non-Commercial Rights Party shall thereafter be deemed the Commercial Rights Party (and the prior Commercial Rights Party shall be deemed the Non-Commercial Rights Party) with respect to such Validation Program Target.

4.4                               Rights for Adimab Antibody Libraries.

(a)                                 Notwithstanding anything to the contrary in this Agreement, Adimab shall not be restricted from maintaining any Antibody [***]. While statistically unlikely, it is possible that a [***] to one or more Third Parties, and this shall not be considered in any way to breach this Agreement, including Section 4.5(d).

(b)                                 It is understood and agreed that Adimab is not required [***], any Validation Program Antibodies whatsoever, including those that may be [***] by Third Parties pursuant to Adimab Core Technology licenses and [***] from Adimab, including as set forth in Section 4.4(a).  Adimab fully reserves any rights needed for the foregoing.  To the extent that any license is required from Mersana under Validation Program Patents to allow for such activities, Mersana hereby grants such license under Validation Program Patents to Adimab solely to perform such activities and such license shall be non- exclusive, royalty-free, non-sublicenseable unless in connection with the transfer of any such library (it shall be sublicenseable in connection with any such transfer), and worldwide (and to avoid doubt is granted solely under Validation Program Patents and not under any Know-How or under any other Patents of Mersana), provided that such license shall solely provide the right for Adimab (or its Affiliate or transferee) to maintain such Validation Program Antibodies (including Selected Antibodies) in any such library and screen in such libraries, but shall not include the right for Adimab or any of its Affiliates, licensees or sublicensees to research, improve, modify, redesign, develop or commercialize any Selected Antibody, or conduct any manufacturing activities in connection therewith.

4.5                               Limitations.

(a)                                 Core Technology. Other than as specified in the Validation Plan or this Agreement, neither Party shall be required to disclose any of its Core Technology to the other Party during the Validation Program Term or at any other time.

(b)                                 Use of Adimab Materials.  Mersana shall not use Adimab Materials in any way other than pursuant to any license granted to Mersana under this Agreement while such license is in effect (including the licenses granted for Mersana’s activities pursuant to the Validation Program). Among other

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

things, this means that, except pursuant to such a license, Mersana and its Affiliates shall not, without Adimab’s prior written consent, (i) provide Adimab Materials to any Third Party (other than pursuant to Mersana’s exercise of such license for use solely within the scope of such license), or (ii) reverse engineer, carry out chemical analysis on (other than to carry out activities pursuant to this Agreement), sequence or modify the Adimab Materials.  During the Validation Program Term: (A) Adimab retains title to the Adimab Materials relating to each Validation Program Target, including all quantities of Validation Program Antibodies that it provides to Mersana; (B) except pursuant to any license granted to Mersana under this Agreement while such license is in effect, such quantities of Validation Program Antibodies are for use by Mersana solely in assessing which Validation Program Antibodies to select as Selected Antibodies; and (C) except pursuant to any license granted to Mersana under this Agreement while such license is in effect, such quantities shall not be used in humans or for any other commercial purpose. Without limiting the generality of the foregoing, Mersana shall not provide Validation Program Antibodies or Validation Program ADCs to any Third Party for the purpose of conducting Antibody discovery.

(c)                                  Use of Mersana Materials.  Adimab shall not use Mersana Materials in any way other than pursuant to any license granted to Adimab under this Agreement while such license is in effect (including the licenses granted for Adimab’s activities pursuant to the Validation Program). Among other things, this means that, except pursuant to such a license, Adimab and its Affiliates shall not, without Mersana’s prior written consent, (i) provide Mersana Materials to any Third Party (other than pursuant to Adimab’s exercise of such license for use solely within the scope of such license), or (ii) reverse engineer, carry out chemical analysis on (other than to carry out activities pursuant to this Agreement), sequence or modify the Mersana Materials.  During the Validation Program Term: (A) Mersana retains title to the Mersana Materials relating to each Validation Program Target; (B) except pursuant to any license granted to Adimab under this Agreement while such license is in effect, Validation Program ADCs provided by Mersana to Adimab are for use by Adimab solely in determining whether it desires to become the Commercial Rights Party with respect to the corresponding Validation Program Target; and (C) except pursuant to any license granted to Adimab under this Agreement while such license is in effect, such Validation Program ADCs shall not be used in humans or for any other commercial purpose. Without limiting the generality of the foregoing, Adimab shall not provide Validation Program ADCs to any Third Party for the purpose of producing ADCs, other than for purposes of manufacturing the Validation Program ADCs.

(d)                                 Selected Antibody Exclusivity.  Subject to Section 4.4, following the selection of the Selected Antibodies pursuant to Section 2.3(a), neither Party shall license, disclose or otherwise provide any Selected Antibody to any Third Party, or itself develop any Selected Antibody, except in accordance with (i) promotional activities pursuant to the Co- Marketing Program or (ii) the development and commercialization of the corresponding Validation Program ADCs pursuant to a license granted to such Party, as Commercial Rights Party, pursuant to this ARTICLE 4.

4.6                               No Further Rights. Only licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be granted or created by implication, estoppel or otherwise. Neither Party not its Affiliates shall practice the intellectual property of the other Party licensed under this Agreement outside the scope of an express license set forth in this Agreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 5

GOVERNANCE

5.1                               Joint Steering Committee.  Promptly after the Effective Date, the Parties shall form a joint steering committee consisting of up to [***] representatives from each Party, one of which shall be such Party’s [***] (the “Joint Steering Committee”).  The Joint Steering Committee shall meet at least once every [***] months, or more frequently from time to time promptly after the date of a written request by either Party.  Adimab’s initial members of the Joint Steering Committee shall be [***].  Mersana’s initial members shall be [***].  Each Party may change its Joint Steering Committee members upon written notice to the other Party. The Joint Steering Committee may meet in person or by teleconference or videoconference. Each Party shall designate one of its Joint Steering Committee members as co-chair. The co-chairs shall be responsible to set the agendas for each Joint Steering Committee meeting, and to circulate, finalize and agree on minutes of each Joint Steering Committee meeting within [***] business days after the meeting date.

5.2                               Joint Steering Committee Responsibilities.

(a)                                 Prior to the Validation Program Term, the Joint Steering Committee shall prepare, finalize and approve the Validation Plan as set forth in Section 2.1. The Joint Steering Committee may amend the Validation Plan as set forth in Section 5.3.

(b)                                 During the Validation Program Term, the Joint Steering Committee shall review the progress of the Validation Program and facilitate communications between the Parties regarding progress in relation to the Validation Plan, and collaboration under the Validation Program generally.

(c)                                  During the Term, the Joint Steering Committee shall oversee the technical aspects of any Third Party Collaboration and facilitate communications and cooperation between the Parties with respect thereto.

5.3                               Decision Making; Authority.  The Joint Steering Committee shall have the authority to decide the matters set forth in Section 5.2.  All decisions of the Joint Steering Committee must be [***], with each Party’s members collectively having [***] on each matter. The Joint Steering Committee shall also have the limited authority to amend the Validation Plan during the Validation Program Term; provided, however, that any amendment to the resources required to perform or timing for performance under the Validation Program shall not be approved by the Joint Steering Committee but shall require the mutual agreement of the Parties. The Joint Steering Committee shall have no power to amend or waive compliance with this Agreement.

ARTICLE 6

FINANCIAL TERMS

6.1                               Option Exercise Fee.  Within [***] days after a Party has been deemed the Commercial Rights Party for the Validation Program ADCs against a given Validation Program Target pursuant to Section 4.2, such Party shall pay to the other Party (the “Non-Commercial Rights Party”) a non-creditable, nonrefundable option exercise fee of one million five hundred thousand dollars ($1,500,000) (the “Option Exercise Fee” for that Validation Program Target). Such payment shall be made only once per Validation Program Target.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6.2                               Development Milestone Payments.

(a)                                 Products.

(i)                                     Subject to Section 6.2(b), for each Product, the applicable Commercial Rights Party shall report in writing to the Non-Commercial Rights Party the achievement of each event in the following table (each a “Development Milestone”) by or on behalf of the Commercial Rights Party, its Affiliates or licensees (including sublicensees), and pay the corresponding Development Milestone payment to the Non-Commercial Rights Party. The Commercial Rights Party will notify the Non-Commercial Rights Party of the achievement of each Development Milestone (whether achieved by or on behalf of the Commercial Rights Party or its Affiliate or any other entity acting on behalf of any of them or having received a license, sublicense or other rights from any of the foregoing) within [***] days after it is achieved, and, subject to Section 6.2(b), shall make the corresponding milestone payment within [***] days after it is achieved:

Development Milestone Event	Development Milestone Payment (USD Millions)
Dosing of first patient with a Product in the first Phase I Clinical Trial	$1.5
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(ii)                                  Development Milestones are payable [***] per Product, [***] for such Product, [***]; provided, however, that if a Development Milestone has been paid by the Commercial Rights Party with respect to a Product that is abandoned by the Commercial Rights Party and the Commercial Rights Party subsequently elects to develop and commercialize a Product containing a Back-up Antibody or alternative drug payload, for the same primary indication, then such Development Milestone payment shall not be payable by the Commercializing Party with respect to such Product.

(iii)                               If Development Milestone (2) is achieved for a Product without Development Milestone (1) having been paid for such Product, then the Commercial Rights Party shall pay the payment for Development Milestone (1) along with the payment for Development Milestone (2). The same principle applies if any of Development Milestones [***] are achieved for a Product prior to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Development Milestones [***], [***] being paid for such Product, or if any of Development Milestones [***] are achieved for a Product prior to Development Milestones [***] being paid for such Product.

(b)                                 Deferred Payment Option.  The Development Milestone set forth in Section 6.2(a)(i)(l) [***] and the Development Milestone set forth in Section 6.2(a)(i)(2) [***] shall be deemed met and accrue when each such Development Milestone is achieved for a given Product. The Commercial Rights Party may make the corresponding payment in accordance with Section 6.2(a), or provide written notice prior to the due date for such payment of its election to delay payment of such amount, subject to Section 4.3(c)(i), until the earlier of (i) [***], (ii) [***]. If the Commercial Rights Party delays any such payment, the Commercial Rights Party shall pay the Non-Commercial Rights Party, on the [***] every calendar year, interest accrued on such amounts at a rate of [***] per annum (calculated on a daily basis), from the date the Commercial Rights Party provided notice of its election to delay payment until such Development Milestones and any interest thereon are paid in full, subject to Section 4.3(c).

6.3                               Royalty Payments.

(a)                                 Royalty Rate. As to each Product for which it is the Commercial Rights Party, the Commercial Rights Party shall pay the Non-Commercial Rights Party royalties at a rate equal to [***] of Net Sales during the applicable Royalty Term, in accordance with Sections 6.5.

(b)                                 Royalty Term. “Royalty Term” shall mean, on a Product-by-Product and country-by-country basis, the period during which (i) [***], or (ii) [***].

6.4                               Third Party Payments.  Each Party shall be solely responsible for any amount payable as a consequence of any activity under this Agreement pursuant to any Existing Third Party Agreement to which it is a party. The applicable Commercial Rights Party shall be solely responsible for any other amounts payable to any Third Party as a consequence of the development or commercialization of any Product hereunder.

6.5                               Royalty Reports and Payment.  With respect to each calendar quarter, within [***] days after the end of the calendar quarter, the Commercial Rights Party shall provide to the Non-Commercial Rights Party a written report stating the number and description of all Products sold during the relevant calendar quarter and the Net Sales, on a country-by- country and Product-by-Product basis. The report shall show how Net Sales were calculated. Payment of all royalties due under Section 6.3 for Net Sales of Products during such calendar quarter shall accompany such report.

6.6                               Payment Method.  All payments due under this Agreement to the Non- Commercial Rights Party shall be made by bank wire transfer in immediately available funds to an account designated by the Non-Commercial Rights Party. All payments hereunder shall be made in United States dollars.

6.7                               Taxes. The Commercial Rights Party shall provide the Non-Commercial Rights Party with reasonable assistance in order to allow the Non-Commercial Rights Party to obtain the benefit of any present or future treaty against double taxation which may apply to any payments under this Agreement. The Commercial Rights Party shall be responsible for, and may withhold from payments made to the Non-Commercial Rights Party under this Agreement, any taxes required to be withheld by the Commercial Rights Party under applicable law. Accordingly, if any such taxes are levied on such payments due hereunder (“Withholding Taxes”), the Commercial Rights Party shall (a) deduct the Withholding Taxes from the payment amount, (b) pay all applicable Withholding Taxes to the proper

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

taxing authority, and (c) send evidence of the obligation together with proof of tax payment to the Non-Commercial Rights Party within [***] days following that tax payment. The Non-Commercial Rights Party is entitled to require that payment be made from a United States account.

6.8                               Records; Inspection.

(a)                                 The Commercial Rights Party shall keep and ensure that its Affiliates keep complete and accurate records of its sales and other dispositions (including use in clinical trials, or provision on a compassionate use basis or as marketing samples) of applicable Products, including all records that may be necessary for the purposes of calculating all payments due under this Agreement. The Commercial Rights Party shall make such records available for inspection by an accounting firm selected by the Non-Commercial Rights Party and reasonably acceptable to the Commercial Rights Party at the Commercial Rights Party’s premises in the United States on reasonable notice during regular business hours.

(b)                                 At the Non-Commercial Rights Party’s expense no more than [***] per calendar year, the Non-Commercial Rights Party has the right to retain an independent certified public accountant from a nationally recognized (in the United States) accounting firm to perform on behalf of the Non-Commercial Rights Party an audit, conducted in accordance with United States generally accepted accounting principles (GAAP), of such books and records of the Commercial Rights Party and its Affiliates of the immediately preceding [***]-calendar year period, as are deemed necessary by the independent public accountant to report on Net Sales for the period or periods requested by the Non-Commercial Rights Party and the correctness of any report or payments made under this Agreement.

(c)                                  If the audit reveals an underpayment, the Commercial Rights Party shall promptly pay to the Non-Commercial Rights Party the amount of any underpayment plus interest in accordance with Section 6.11.  If the audit reveals an overpayment, the Non-Commercial Rights Party shall promptly refund the Commercial Rights Party the amount of any overpayment. If the audit reveals that the amount payable by the Commercial Rights Party to the Non- Commercial Rights Party has been understated by more than [***] for the period audited, the Commercial Rights Party shall, in addition, pay the costs of such audit.

6.9                               Licensee/Sublicensee Reports, Records and Audits.  If the Commercial Rights Party grants any Product licenses or sublicenses under the rights assigned or licensed to the Commercial Rights Party in Section 4.2, then the agreements for such licenses and sublicenses shall include an obligation for the recipient of rights to: (a) maintain records adequate to document and verify the proper payments (including milestones and royalties) to be paid to the Non-Commercial Rights Party, if any; (b) provide for reporting to the Commercial Rights Party (with the reports to be sharable with the Non-Commercial Rights Party) sufficient to allow for such verification (by way of non-limiting example, reporting on a timely basis of Development Milestones achieved by the sublicensee or licensee and Net Sales made by or for them); and (c) allow the Commercial Rights Party (as requested by the Non-Commercial Rights Party) to verify the payments due in a manner consistent with Section 6.8(b).

6.10                        Foreign Exchange.  Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal’) on the last business day of the applicable calendar quarter. If The Wall Street Journal ceases to be published or if the Parties agree otherwise, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6.11                        Non-refundable, non-creditable payments. Each payment that is required under this Agreement is non-refundable, non-creditable, and not subject to offset.

6.12                        Late Payments.  Any amount owed by the Commercial Rights Party to the Non- Commercial Rights Party under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the rate of [***] above the then-applicable short-term three-month London Interbank Offered Rate (LIBOR) as quoted in the Wall Street Journal (or if it no longer exists, a similarly authoritative source) calculated on a daily basis, or, if lower, the highest rate permitted under applicable law.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1                               Ownership; License to Adimab of Certain Program Patents.

(a)                                 Background Patents and Core Technology.

(i)                                     Adimab shall own and Control all Adimab Background Patents, Adimab Core Technology, and Adimab Core Technology Improvements regardless of inventorship.

(ii)                                  Mersana shall own and Control all Mersana Background Patents, Mersana Core Technology, and Mersana Core Technology Improvements, regardless of inventorship.

(iii)                               To avoid doubt, nothing in this Agreement shall alter the ownership of the Parties’ respective Patents and technology that are not Program Patents or Program Know-How.

(b)                                 Program Patents.

(i)                                     Subject to the terms and conditions of any Third Party Collaboration, Adimab shall solely own, regardless of inventorship, all Program Patents included in Adimab Core Technology Improvements and, subject to Section 4.2(b)(ii) and the terms and conditions of any Third Party Collaboration, Adimab shall solely own, regardless of inventorship, all Program Antibody Patents.

(ii)                                  Subject to the terms and conditions of any Third Party Collaboration, Mersana shall solely own, regardless of inventorship, all Program Patents included in Mersana Core Technology Improvements and, subject to Section 4.2(c)(ii) and the terms and conditions of any Third Party Collaboration, Mersana shall solely own, regardless of inventorship, all Program Non-Antibody Patents.

(iii)                               Subject to the terms and conditions of any Third Party Collaboration, all Joint Program Patents shall be jointly owned by the Parties.

(c)                                  Program Know-How.

(i)                                     Subject to the terms and conditions of any Third Party Collaboration, Program Know-How that constitutes Adimab Core Technology Improvements shall be owned by Adimab and considered Adimab’s Confidential Information, and, subject to Section 4.2(b)(ii) and the terms and conditions of any Third Party Collaboration, all Program Antibodies shall be owned by Adimab.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(ii)                                  Subject to the terms and conditions of any Third Party Collaboration, Program Know-How that constitutes Mersana Core Technology Improvements shall be owned by Mersana and considered Mersana’s Confidential Information, and, subject to Section 4.2(c)(ii) and the terms and conditions of any Third Party Collaboration, all Linkers and Payloads shall be owned by Mersana.

(iii)                               Subject to the terms and conditions of any Third Party Collaboration, all Program Know-How other than Program Know-How referred to in the foregoing two (2) clauses of this Section 7.l(c) shall be jointly owned by the Parties and shall be considered the Confidential Information of both Parties.

(iv)                              The Parties’ confidentiality and non-use obligations under Article 8 as to Program Know-How shall be subject to Section 8.2; provided, however, that Sections 8.2(c) and 8.2(e) shall not apply to Program Know-How generated by one Party to the extent such Program Know-How constitutes the Confidential Information of the other Party or of both Parties under this Section 7.1(c).

(d)                                 License to Adimab of Certain Program Patents.  Mersana hereby grants to Adimab a fully paid-up, non-royalty-bearing, perpetual, worldwide, non-exclusive license, in the Adimab Field, with the right to grant sublicenses, under Mersana’s rights and interests in Validation Program ADC Patents and Third Party Collaboration ADC Patents, to make, use, offer for sale, sell and import products other than Validation Program ADCs and Third Party Collaboration ADCs.  For the avoidance of doubt, such license is subject to Section 4.5(d).

7.2                               Implementation.

(a)                                 Assignments.  Each Party hereby assigns to the other Party Program Patents and Program Know-How as necessary to achieve ownership as provided in Section 7.1. Each assigning Party shall execute and deliver all documents and instruments reasonably requested by the other Party to evidence or record such assignment or to file for, perfect or enforce the assigned rights. Each assigning Party hereby appoints the other Party as attorney-in- fact solely to execute and deliver the foregoing documents and instruments if such other Party after making reasonable inquiry does not obtain them from the assigning Party. Each Party (and its Affiliates) shall perform its activities under this Agreement through personnel who have made a similar assignment and appointment to and of such Party or its Affiliate. Each assigning Party shall make its relevant personnel (and their assignments and signatures on such documents and instruments) reasonably available to the other Party for assistance in accordance with this ARTICLE 7 at no charge.

(b)                                 Joint Ownership Implementation. As regards Joint Program Patents and Program Know-How jointly owned by the Parties pursuant to Section 7.1(b)(iii) and Section 7.1(c)(iii), subject to Sections 4.2(b) and 4.2(c) and the terms and conditions of any Third Party Collaboration, each Party is entitled to practice and license them without consent of and without a duty of accounting to the other Party.  Subject to Sections 4.2(b) and 4.2(c) and the terms and conditions of any Third Party Collaboration, each Party hereby grants all permissions, consents and waivers with respect to, and all licenses under, the Joint Program Patents and Program Know-How jointly owned by the Parties pursuant to Section 7.1(b)(iii) and Section 7.1(c)(iii) as necessary to achieve throughout the world the nature of joint ownership rights of the foregoing as described in Section 7.1 and the foregoing sentence. To avoid doubt, this Section 7.2(b) does not imply any permission, consent or waiver with respect to, or license

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under, any Patent, Know- How or invention other than the Joint Program Patents and Program Know-How jointly owned by the Parties pursuant to Section 7.1(b)(iii) and Section 7.1(c)(iii).

7.3                               Disclosure.  At [***] intervals throughout the Term, each Party shall promptly disclose to the other Party the making, conception or reduction to practice of any Program Know-How as to which the other Party is granted sole or joint ownership rights pursuant to Section 7.1(b)(iii) or Section 7.1(c)(iii) or that would be Covered by Program Patents as to which the other Party is granted sole or joint ownership rights pursuant to Section 7.1(b).

Such disclosure shall occur as soon as possible, but in any case within [***] days after the Party with such duty to disclose determines such Program Know-How have been made, conceived or reduced to practice.  To avoid doubt, this Section 7.2(b) shall not be read to require Adimab to disclose Program Know-How constituting Adimab Core Technology Improvements to Mersana, or to require Mersana to disclose Program Know-How constituting Mersana Core Technology Improvements to Adimab.  As between the Parties, the Party that is granted sole ownership of any given Program Know-How pursuant to Section 7.l(c) shall be considered the “disclosing Party” for purposes of ARTICLE 8, even if such Party first learned of such Program Know-How through its disclosure by the other Party pursuant to this Section 7.2(b).

7.4                               Program Patent Prosecution, Maintenance and Enforcement.

(a)                                 Adimab Core Technology.  Subject to the terms and conditions of any Third Party Collaboration, Adimab shall have the sole right (but not the obligation) to file, prosecute, maintain, defend and enforce all Program Patents included in Adimab Core Technology Improvements and, subject to Section 7.4(d) and the terms and conditions of any Third Party Collaboration, all Program Antibody Patents, all at its own expense.

(b)                                 Mersana Core Technology.  Subject to the terms and conditions of any Third Party Collaboration, Mersana shall have the sole right (but not the obligation) to file, prosecute, maintain, defend and enforce all Program Patents included in Mersana Core Technology Improvements and, subject to Section 7.4(d) and the terms and conditions of any Third Party Collaboration, all Program Non-Antibody Patents, all at its own expense.

(c)                                  Joint Program Patents. Subject to the terms and conditions of any Third Party Collaboration, Mersana shall have the first right (but not the obligation) to file, prosecute, maintain, defend and enforce all Joint Program Patents. Subject to the terms and conditions of any Third Party Collaboration, if at any time Mersana elects not to file, prosecute, maintain, defend or enforce any Joint Program Patent, Mersana shall promptly (and in all cases leaving sufficient time for Adimab to undertake such filing, prosecution, maintenance, defense or enforcement without a loss of rights) notify Adimab of such election, in which case Adimab may undertake such filing, prosecution, maintenance, defense or enforcement upon notice thereof to Mersana.  The Party undertaking the filing, prosecution, maintenance, defense and enforcement of any Joint Program Patent pursuant to this Section 7.4(c) (the “Filing Party”) shall consult and reasonably cooperate with the other Party (the “Non-Filing Party”) in connection therewith, which shall include the following: (a) allowing the Non-Filing Party a reasonable opportunity and reasonable time to review and comment regarding relevant material communications and drafts of any material responses or proposed filings before any applicable filings are submitted to any relevant patent office or Government Authority; and (b) incorporating any reasonable comments offered by the Non-Filing Party in any final filings submitted by the Filing Party to any relevant patent office or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Government Authority.  All costs, expenses, or fees incurred in connection with the filing, prosecution, maintenance, defense or enforcement of any Joint Program Patents pursuant to this Section 7.4(c) shall be divided equally between Mersana and Adimab; provided that, as to any Joint Program Patent in any country, the Non-Filing Party may, upon notice to the Filing Party, at any time elect not to pay any such costs, expenses, or fees incurred after the date of such notice, in which case the Non-Filing Party shall assign to the Filing Party all of the Non-Filing Party’s rights in such Joint Program Patent in such country.

(d)                                 Validation Program Patents. From and after the date on which a Party becomes the Commercial Rights Party for a Validation Program Target pursuant to Section 4.2 or Section 4.3(c)(iv), such Party shall have the first right (but not the obligation) to file, prosecute, maintain, defend and enforce all Validation Program Patents Covering Selected Antibodies directed at such Validation Program Target, all at its own expense.  If at any time such Commercial Rights Party elects not to file, prosecute, maintain, defend or enforce any such Validation Program Patent, it shall promptly (and in all cases leaving sufficient time for the Non- Commercial Rights Party to undertake such filing, prosecution, maintenance, defense or enforcement without a loss of rights) notify the Non-Commercial Rights Party of such election, in which case the Non-Commercial Rights Party may undertake such filing, prosecution, maintenance, defense or enforcement upon notice thereof to the Commercial Rights Party, all at the Non-Commercial Rights Party’s expense.

7.5                               Patent Term Restoration.  The Parties shall reasonably cooperate with each other, including by providing necessary information and assistance as the other Party may reasonably request, to obtain patent term restoration or supplemental protection certificates or their equivalents in any country where applicable to Program Patents.

7.6                               Cooperation of the Parties.  At the reasonable request of the responsible (as provided for in this ARTICLE 7) Party, the other Party agrees to cooperate fully in the preparation, filing, prosecution, enforcement and maintenance of any Program Patents under this Agreement. Such cooperation includes (i) coordinating the timing of the filing of any Program Antibody Patent or Program Non-Antibody Patent such that the Program Antibody Patent and any corresponding Program Non-Antibody Patent that relate to the [***]; (ii) executing all papers and instruments (or causing its personnel to do so) reasonably useful to enable the other Party to apply for and to prosecute patent applications in any country; and (iii) promptly informing the other Party of any matters corning to such Party’s attention that may affect the preparation, filing, prosecution, enforcement or maintenance of any Program Patents. Neither Party shall be required pursuant to this Section 7.6 to disclose its Core Technology to the other Party.

7.7                               Additional Provisions Relating to Infringement or Misappropriation of Program Technology by Third Parties.

(a)                                 Notification. Each Party shall promptly notify the other Party in writing if the notifying Party reasonably believes that any Program Patent is being or has been infringed, or if the notifying Party reasonably believes that any Program Know-How is being or has been misappropriated, by a Third Party. Subject to the terms and conditions of any Third Party Collaboration, a Party solely owning such Program Patent or Program Know-How under this Agreement shall have the sole right (but not the obligation) to enforce such Party’s rights therein against such Third Party, the Parties’ rights to enforce Joint Program Patents shall be as set forth in Section 7.4(c) and the Parties shall discuss and mutually determine what actions, if any, to take with respect to any misappropriation by a Third Party of jointly owned Program Know-How.

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(b)                                 Allocation of Proceeds.  If monetary damages are recovered from any Third Party in an action brought by a Party as described in Section 7.7(a), then subject to the terms and conditions of any Third Party Collaboration and subject to any agreement by the Parties to the contrary, such recovery shall be [***].

7.8                               CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-453.

ARTICLE 8

CONFIDENTIALITY; PUBLICITY

8.1                               General.

(a)                                 Any and all information disclosed or submitted in writing or in other tangible form (or if disclosed orally, that is indicated to be confidential at the time of disclosure and confirmed in writing as such within [***] days after initial disclosure) by one Party to the other Party under this Agreement or the Confidentiality Agreement is the “Confidential Information” of the disclosing Party. In addition, information embodied in Adimab Materials (other than Selected Antibodies) is Adimab’s Confidential Information and information embodied in Mersana Materials (other than Selected Antibodies) is Mersana’s Confidential Information, in each case, regardless of whether such information is marked or otherwise indicated to be confidential.  Know-How constituting Mersana Core Technology and Mersana Core Technology Improvements shall be deemed to be the Confidential Information of Mersana and Know-How constituting Adimab Core Technology and Adimab Core Technology Improvements shall be deemed to be the Confidential Information of Adimab, in each case, regardless of whether such information is marked or otherwise indicated to be confidential.

(b)                                 To avoid doubt, (i) information (whether as to amino acid sequence or nucleic acid sequence) with respect to Validation Program Antibodies and the information that the Validation Program Antibodies bind the applicable Validation Program Target shall be deemed the Confidential Information of Adimab, except that from and after the date that Mersana becomes the Commercial Rights Party pursuant to Section 4.2 with respect to any Validation Program Target, such information with respect to the Selected Antibodies for such Validation Program Target shall be deemed the Confidential Information of Mersana, subject to Section 4.4, and (ii) information (whether as to amino acid sequence or nucleic acid sequence) with respect to Validation Program ADCs shall be deemed the Confidential Information of Mersana, except that from and after the date that Adimab becomes the Commercial Rights Party pursuant to Section 4.2 with respect to any Validation Program Target, such information with respect to the Validation Program ADCs for such Validation Program Target shall be deemed the Confidential Information of Adimab.

(c)                                  Each Party shall receive and maintain the other Party’s Confidential Information in strict confidence. Neither Party shall disclose any Confidential Information of the other Party to any Third Party. Neither Party shall use the Confidential Information of the other Party for any purpose other than as required to perform its obligations or exercise its rights hereunder. Each Party may disclose the other Party’s Confidential Information to the receiving Party’s employees and contractors requiring access thereto for the purposes of this Agreement, provided, however, that prior to making any such disclosures, each such person shall be bound by written agreement to maintain such Confidential Information in confidence and not to use such information for any purpose other than in accordance with the terms and conditions of this Agreement.  Each Party agrees to take all steps necessary to ensure that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the other Party’s Confidential Information shall be maintained in confidence, including such steps as such Party takes to prevent the disclosure of its own proprietary and confidential information of like character. Each Party agrees that this Agreement shall be binding upon its Affiliates, and upon the employees and contractors involved in the Validation Program of such Party and its Affiliates. Each Party shall take all steps necessary to ensure that its Affiliates and employees and contractors shall comply with the terms and conditions of this Agreement. The foregoing obligations of confidentiality and non-use shall survive, and remain in effect for a period of [***] years from, the termination or expiration of this Agreement in accordance with ARTICLE 11.

8.2                               Exclusions from Nondisclosure Obligation.  The nondisclosure and nonuse obligations in Section 8.1 shall not apply to any Confidential Information to the extent that the receiving Party (or the Party whose Confidential Information it is not, if different) can establish by competent written proof that it:

(a)                                 at the time of disclosure is publicly known;

(b)                                 after disclosure, becomes publicly known by publication or otherwise, except by breach of this Agreement by such Party;

(c)                                  was in such Party’s possession in documentary form at the time of the earlier of (i) disclosure hereunder and (ii) disclosure under the Confidentiality Agreement;

(d)                                 is received by such Party from a Third Party who, to the knowledge of such Party, has the lawful right to disclose such Confidential Information; or

(e)                                  is independently developed by such Party (i.e., without reference to other Confidential Information of the disclosing Party).

8.3                               Required Disclosures. If either Party is required, pursuant to a governmental law, regulation or order, to disclose any Confidential Information of the other Party, the receiving Party (a) shall give advance written notice to the disclosing Party, (b) shall make a reasonable effort to assist the other Party to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, and (c) shall use and disclose the Confidential Information solely to the extent required by the law or regulation.

8.4                               Permitted Disclosures. Each Party may disclose results of or data or information arising from the Validation Program that constitutes Confidential Information of the other Party, but excluding all information regarding the Mersana Core Technology, Mersana Core Technology Improvements, Adimab Core Technology and Adimab Core Technology Improvements, as applicable, under legally binding obligations of confidence and limited use to legal, financial and investment banking advisors; and potential and actual investors, acquirers and licensees or sublicensees doing diligence and counsel for the foregoing.

8.5                               Terms of Agreement.  The terms of this Agreement are the Confidential Information of both Parties. However, each Party shall be entitled to disclose the terms of this Agreement under legally binding obligations of confidence and limited use to: legal, financial and investment banking advisors; and potential and actual investors, acquirers and licensees or sublicensees doing diligence and counsel for the foregoing.  In addition, if legally required, a copy of this Agreement may be filed by either Party with

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

the SEC (or relevant counterpart outside the United States).  In that case, the filing Party will if requested by the other Party diligently seek confidential treatment for terms of this Agreement for which confidential treatment is reasonably available, and shall provide the non-filing Party reasonable advance notice of the terms proposed for redactions and a reasonable opportunity to request that the filing Party make additional redactions to the extent confidential treatment is reasonably available under the law.  The filing Party shall seek and diligently pursue such confidential treatment requested by the non-filing Party.

8.6                               Publicity.  Within [***] days after the Effective Date, the Parties shall publish a joint press release in the form attached hereto as Exhibit D. Other than repeating information in such press release (or any subsequent mutually agreed press release), neither Party will generate or allow any further publicity regarding this Agreement or the transactions or research contemplated hereunder in which the other Party is identified, without giving the other Party the opportunity to review, comment and approve. The Parties recognize the importance of announcing that a Party has become a Commercial Rights Party hereunder or has achieved any Development Milestone with respect to any Validation Program ADC, or that the Parties have entered into a Third Party Collaboration, and each Party is entitled to disclose such occurrences. Accordingly, the Parties hereby agree that each such event shall be publicly announced by the Parties if requested by either Party, and the Parties shall mutually agree upon the text of a press release to announce each such event. Neither Party shall unreasonably withhold its consent to the manner or terms in which the other Party proposes to make such disclosure. It is understood and agreed that each Party sometimes issues press releases that group multiple achievements of such Party, and that if a Party chooses to group any announcement under this Agreement with other accomplishments or events not relating to this Agreement, then the only portion of the press release for which the other Party shall have a consent right (such consent not to be unreasonably withheld) shall be those portions that relate to this Agreement.

8.7                               Publications.  Each Party acknowledges the other Party’s interest in publishing the results of its activities under the Validation Program in order to obtain recognition within the scientific community and to advance the state of scientific knowledge, and each Party will be permitted to make such publications in accordance with this Section 8.7.  Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secrets. Consequently, except for disclosures otherwise permitted pursuant to ARTICLE 3 or this ARTICLE 8, either Party, its employees or consultants wishing to make a publication of its activities under the Validation Program shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least [***] days prior to submission for publication or presentation. The reviewing Party shall have the right (a) to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay for patent reasons, the publishing Party shall delay submission or presentation for a period of [***] days to enable patent applications protecting each Party’s rights in such information. Upon expiration of such [***] days, the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation for trade secret or business reasons, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.  Notwithstanding the foregoing, if a Party becomes a Commercial Rights Party with respect to a Validation Program ADC, the other Party will not have the right to make any publication that relates to such Validation Program ADC without the prior written consent of the Commercial Rights Party.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.8                               Certain Data.  Notwithstanding this ARTICLE 8, without disclosing Mersana’s identity or the identity of the applicable Validation Program Target (although the class of protein of the applicable Validation Program Target may be disclosed), or the sequence of any Selected Antibody, in order to describe the general capabilities and performance of the Adimab platform, Adimab shall be entitled to disclose generally [***], including the following: (a) [***]; (b) [***]; (c) [***]; (d) [***].

ARTICLE 9

REPRESENTATIONS AND WARRANTIES

9.1                               Mutual.  Each Party hereby represents and warrants to the other that:

(a)                                 it is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)                                 it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, including granting the assignments and licenses that it grants under this Agreement, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

(c)                                  this Agreement is legally binding upon it and enforceable in accordance with its terms;

(d)                                 the execution, delivery and performance of this Agreement by it and its compliance with the terms and conditions hereof does not and shall not violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, or conflict with or result in a breach of any of the terms and conditions of or constitute a default under (i) any agreement or other instrument binding or affecting it or its Affiliate or the property of either of them, (ii) the provisions of its bylaws or other governing documents or (iii) any order, writ, injunction or decree of any governmental authority entered against it or by which any of its property is bound;

(e)                                  it has not employed or engaged, and will not employ or engage, any person who has been debarred by any Regulatory Authority, or, to its knowledge, is the subject of debarment proceedings by a Regulatory Authority;

(f)                                   it shall not enter into any agreement with any Third Party while this Agreement is in effect that would conflict with the rights granted to the other Party in this Agreement; and

(g)                                  each Existing Third Party Agreement to which it is a Party is identified on Exhibit E attached hereto.

9.2                               By Mersana.  Mersana hereby represents and warrants that:

(a)                                 it has not received any explicit written notification from a Third Party indicating that its conduct of the activities contemplated in the Validation Program using the Mersana Core Technology would infringe any Patent owned or controlled by such Third Party or misappropriate any trade secret of any Third Party; and

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)                                 subject to Section 9.4(b), there are and shall be no contractual or other restrictions on the use of Validation Program ADCs (including the drug payloads) that would be inconsistent with the use of the Validation Program ADCs as contemplated herein, and Adimab’s use of the Validation Program ADCs as contemplated herein (including in the event it becomes the Commercial Rights Party with respect thereto) would not constitute a breach of any contract between Mersana or its Affiliate and any Third Party.

9.3                               By Adimab.  Adimab hereby represents and warrants that:

(a)                                 it has not received any explicit written notification from a Third Party indicating that its conduct of the activities contemplated in the Validation Program using the Adimab Core Technology would infringe any Patent owned or controlled by such Third Party or misappropriate any trade secret of any Third Party;

(b)                                 there are and shall be no contractual restrictions on the use of Validation Program Antibodies that would be inconsistent with the use of the Validation Program Antibodies as contemplated herein, and Mersana’s use of the Validation Program Antibodies as contemplated herein would not constitute a breach of any contract between Adimab or its Affiliate and any Third Party; and

(c)                                  Adimab is not a party to a business transaction as of the Effective Date with [***].

9.4                               DISCLAIMER OF WARRANTIES.

(a)                                 OTHER THAN THE EXPRESS WARRANTIES OF THIS ARTICLE 9, EACH PARTY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT ANY PRODUCTS DEVELOPED UNDER THIS AGREEMENT ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE, OR THAT ANY PROGRAM PATENTS WILL ISSUE OR BE VALID OR ENFORCEABLE.

(b)                                 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EACH PARTY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE VALIDATION PROGRAM ANTIBODIES DO NOT INFRINGE THE RIGHTS OF ANY THIRD PARTY.

ARTICLE 10

INDEMNIFICATION

10.1                        By Adimab. Adimab hereby agrees to indemnify, defend and hold harmless (collectively, “Indemnify”) Mersana, its Affiliates and its and their directors, officers, agents and employees (collectively, “Mersana Indemnitees”) from and against any and all liability, loss, damage or expense (including reasonable attorneys’ fees) (collectively, “Losses”) they may suffer as the result of Third Party claims, demands and actions (collectively, “Third Party Claims”) to the extent arising out of or relating to: (a) any breach of a representation, warranty or covenant made by Adimab hereunder; (b) the negligence or intentional misconduct by any Adimab Indemnitee; (c) Adimab’s conduct of any Validation Program activity; or (d) Adimab’s (or its Affiliate’s, licensee’s, sublicensee’s or distributor’s) research, testing, development, manufacture, use, sale, distribution, licensing or commercialization of Products for which

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Adimab is the Commercial Rights Party (including activities by CROs or other contractors on behalf of any of the foregoing).

10.2                        By Mersana.  Mersana hereby agrees to Indemnify Adimab, its Affiliates and its and their directors, officers, agents and employees (collectively, “Adimab Indemnitees”) from and against any and all Losses they may suffer as the result of Third Party Claims to the extent arising out of or relating to: (a) any breach of a representation, warranty or covenant made by Mersana hereunder, (b) the negligence or intentional misconduct by any Mersana Indemnitee; (c) Mersana’s conduct of any Validation Program activity; or (d) Mersana’s (or its Affiliate’s, licensee’s, sublicensee’s or distributor’s) research, testing, development, manufacture, use, sale, distribution, licensing or commercialization of any Product for which Mersana is the Commercial Rights Party (including activities by CROs or other contractors on behalf of any of the foregoing).

10.3                        Procedures. The Adimab Indemnitees or Mersana Indemnitees, as the case may be, will (a) provide the indemnifying Party with prompt written notice of any Third Party Claim giving rise to an indemnification obligation hereunder, (b) permit the indemnifying Party to assume full responsibility to investigate, prepare for and defend against any such Third Party Claim, (c) provide reasonable assistance in the defense of such claim at the indemnifying Party’s reasonable expense, and (d) not compromise or settling such Third Party Claim without the indemnifying Party’s advance written consent; provided, however, that no delay on the part of the indemnified Party in notifying the indemnifying Party shall relieve the indemnifying Party from any obligation hereunder unless (and then only to the extent that) the indemnifying Party is actually prejudiced thereby.  Notwithstanding the foregoing, if the indemnifying Party does assume control of the defense of the Third Party Claim, the indemnifying Party will not agree to any settlement of such Third Party Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the indemnified Party without the prior written consent of the indemnified Party. If the Parties cannot agree as to the application of the foregoing Sections 10.1 and 10.2, each may conduct separate defenses of the Third Party Claim, and each Party reserves the right to claim indemnity from the other in accordance with this ARTICLE 10 upon the resolution of the underlying Third Party Claim.

10.4                        Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE 10 (INDEMNIFICATION) OR AS REGARDS A BREACH OF A PARTY’S RESPONSIBILITIES PURSUANT TO ARTICLE 8 (CONFIDENTIALITY; PUBLICITY), NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES HEREUNDER, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.

ARTICLE 11

TERM; TERMINATION

11.1                        Term. The initial term of this Agreement shall commence on the Effective Date and shall continue, unless earlier terminated pursuant to the provisions of this ARTICLE 11, until the expiration of the Exclusive Co-Marketing Term. This Agreement shall automatically renew for consecutive [***] year renewal terms unless earlier terminated pursuant to the provisions of this ARTICLE 11 or unless either Party provides written notice of non-renewal to the other Party at least [***] days prior to the expiration

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of the then-current term. The initial term and each renewal term are collectively referred to herein as the “Term”.

11.2                        Material Breach.  Either Party may terminate this Agreement for the material breach of this Agreement by the other Party if such breach remains uncured [***] days following notice from the non-breaching Party to the breaching Party specifying such breach; provided, however, that, notwithstanding the foregoing, in the event of a material breach that is capable of being cured, but is not reasonably capable of being cured within the [***] day cure period but is curable within [***] months, if the breaching Party:

(a)                                 proposes within such [***] day period a written plan to cure such breach within a reasonable time frame, not to exceed [***] months; and

(b)                                 makes good faith efforts to cure such default and to implement such written cure plan;

then the non-breaching Party may not terminate this Agreement prior to [***] of the notice from the non-breaching Party for so long as the breaching Party is diligently pursuing such cure in accordance with such plan. No such extension of such cure period shall apply to breaches of payment obligations, but if the alleged material breach relates to non-payment of any amount due under this Agreement, the cure period shall be tolled pending resolution of any bona fide dispute between the Parties as to whether such payment is due.

11.3                        Termination Due to Change of Control.  In the event of the Change of Control of a Party, such Party shall provide the other Party with written notice thereof within [***] days after the closing of the transaction that resulted in such Change of Control. Either Party may terminate this Agreement immediately by providing the other Party with written notice of termination at any time within [***] days following any such notice of a Change of Control.

11.4                        Survival in All Cases.  Termination of this Agreement shall be without prejudice to or limitation on any other remedies available to, or any accrued obligation of, either Party. In addition, Sections 4.2, 4.3, 4.4, 4.5, 4.6, 11.4, 11.5 and ARTICLES 1, 6, 7, 8, 10 and 12 shall survive any expiration or termination of this Agreement.

11.5                        Return or Destruction of Confidential Information.  Promptly after the termination or expiration of this Agreement for any reason, each Party shall return to the other Party or destroy, at such other Party’s direction, all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the receiving Party.

ARTICLE 12

MISCELLANEOUS

12.1                        Independent Contractors.  The Parties shall perform their obligations under this Agreement as independent contractors. Nothing contained in this Agreement shall be construed to be inconsistent with such relationship or status. This Agreement and the Parties’ relationship in connection with it shall not constitute, create or in any way be interpreted as a joint venture, fiduciary relationship, partnership or agency of any kind.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.2                        Dispute Resolution.  Either Party may by written notice refer any dispute in connection with this Agreement to [***] of the Parties ([***]) for good-faith discussions over a period of not less than [***] days (the “[***] Discussions”). Each Party will make its [***] reasonably available for such discussions. If the Parties are unable to resolve the dispute through the [***] Discussions within such [***] days, then either Party may proceed to seek a judicial resolution of the matter.

12.3                        Governing Law and Venue.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles. Any and all judicial resolutions of disputes in connection with this Agreement shall be in the state or federal courts located in Boston, Massachusetts, and each Party hereby consents to the jurisdiction and venue of such courts, and waives all defenses it may have to such jurisdiction and venue, including that the court cannot assert personal jurisdiction over the defendant and forum non conveniens.

12.4                        Entire Agreement. This Agreement (including its Exhibits) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties with respect to such subject matter (including the Confidentiality Agreement).  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

12.5                        Assignment. Neither Party may assign in whole or in part this Agreement without the prior written consent of the other Party, except as set forth in the following sentences. Subject to Section 11.3, either Party may assign this Agreement in its entirety to the successor to all or substantially all of its stock or assets in connection with its merger with, or the sale of all or substantially all of its stock or assets to which this Agreement relates to, another entity, regardless of the form of the transaction. In addition, either Party may assign its rights under this Agreement to a Third Party in connection with the sale of, monetization of, transfer of, or obtaining financing on the basis of payments due to such Party under this Agreement or debt or project financing in connection with this Agreement; provided that such Party shall not delegate to any such Third Party the obligation to perform any ongoing obligations under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  Any assignment of this Agreement not made in accordance with this Agreement is prohibited hereunder and shall be null and void.

12.6                        Severability.  If one or more of the provisions in this Agreement are deemed unenforceable by law, then such provision shall be deemed stricken from this Agreement and the remaining provisions shall continue in full force and effect. Similarly, if any provision of this Agreement extends for a longer period of time than is enforceable by law in any jurisdiction, then it shall be deemed revised as to such jurisdiction to apply for such shorter time period as is enforceable by law.

12.7                        Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by a Force Majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition, but no longer than [***] months. For purposes of this Agreement, “Force Majeure” means conditions beyond a Party’s reasonable control or ability to plan for, including acts of God, war, terrorism, civil commotion, labor strike or lock-out;

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

epidemic; failure or default of public utilities or common carriers; and destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of amounts due and owing under this Agreement shall not be excused by reason of a Force Majeure affecting the payor.

12.8                        Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, return receipt requested, if delivered by express delivery service, or if personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as set out below.

If to Adimab:

Adimab, LLC

7 Lucent Drive

Lebanon, NH 03766

Attention: General Counsel

with a required copy to each of:

Attention: Head, Business Development at the same address.

and

WilmerHale

60 State Street

Boston, MA 02109

Attention: Steven D. Barrett, Esq.

In the case of Mersana:

Mersana Therapeutics, Inc.

840 Memorial Drive

Cambridge, MA 02139

Attention: Michael A. Metzger

and

Ropes & Gray LLP Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: Marc A. Rubenstein, Esq.

12.9                        Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

12.10                 Headings. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on, nor to be used to interpret, the meaning of the language contained in the particular article or section.

12.11                 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the subsequent enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time executed by an authorized officer of the waiving Party.

12.12                 Performance by Affiliates.  A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates. However, each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in ARTICLE 8, and shall (to avoid doubt) be subject to the intellectual property assignment and other intellectual property provisions of ARTICLE 4 and ARTICLE 7 as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions). A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

12.13                 Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to be one and the same instrument.  In addition, signatures may be exchanged by facsimile or PDF.

[Signature page follows}

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the date first written above.

MERSANA THERAPEUTICS, INC.		ADIMAB, LLC:

Sign:	/s/ Michael Metzger	Sign:	/s/ Errik Anderson

Print Name:	Michael Metzger	Print Name:	Errik Anderson

Title:	EVP/COO	Title:	COO

Date:	July 25, 2012	Date:	July 25, 2012

Signature Page to Collaboration Agreement

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT A

THIRD PARTY COLLABORATION TERM SHEET

This is a non-binding proposal for discussion purposes only.  This proposal is subject to further negotiation.  No party shall be bound unless and until the parties execute definitive written agreements reflecting mutually acceptable terms and any agreement is subject to any remaining due diligence and final management and Board approval of each party.

1.	Overview

•                  Adimab, LLC (“Adimab”), Mersana Therapeutics, Inc. (“Mersana”) and PARTNER (collectively, the “Parties”) will enter into a 3 party agreement for the discovery of therapeutic antibody drug conjugates (“ADC”) associated with up to [***] targets (the “ADC Program”)

•                  Adimab will discover and optimize fully human whole lgGs for the ADC Program using its proprietary antibody discovery and optimization technology Mersana will engineer the lgGs with Fleximer and drug payload components for the ADC Program using its proprietary conjugation platform

•                  PARTNER may evaluate the resulting ADCs in [***]

•                  PARTNER has the option to commercialize selected ADCs under the terms described below

2.	The ADC Program

•                  PARTNER will select the [***] for the ADC Program

•                  The Parties will form a collaboration team and will meet to discuss the target biology, tools available, and desired properties of a therapeutic ADC

•                  The Parties will generate a mutually agreed upon work plan for the ADC Program

•                  Adimab will screen its yeast -based antibody libraries against the target to identify a panel of whole lgGs

•                  The Parties will meet to review the data and results

•                  lgGs identified that meet the work plan criteria will be will delivered to PARTNER

•                  PARTNER will assess lgGs in in vitro assays and select lgGs for optimization

•                  Adimab will optimize [***] of lgGs

•                  The Parties will meet to review the data and results

•                  lgGs identified that meet the work plan criteria will be will delivered to Mersana

•                  Mersana will use its platform to engineer antibody -drug conjugates from the selected lgGs

•                  The Parties will meet to review the data and results

•                  ADCs generated that meet the workplan criteria will be will delivered to PARTNER

•                  For each ADC delivered, PARTNER will have a limited exclusive license to test and evaluate antibodies in [***]

3.	Evaluation License

•                  PARTNER is granted a limited rights (“Evaluation License”) to determine whether PARTNER would like to exercise a commercial license to all rights to the ADCs of interest.

•                  The term for the Evaluation License is [***] months

4.	Commercial License Option	• At any time during the Evaluation License period, PARTNER can exercise its option for an exclusive, worldwide commercial license for all rights to the ADCs

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.	Payments by PARTNER	Upfront Fees:
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

		[***]	[***]

Milestones and Royalties (Per ADC Product):
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

		[***]	[***]
		[***]	[***]
		[***]	[***]

• The “Royalty Term” for such product means the period [***].

6.	Intellectual Property

•                  Adimab will have exclusive rights to IP created under the Third Party Collaboration to the extent that such rights relate to the discovery or optimization of Antibodies generally.

•                  Mersana will have exclusive rights to IP created under the Third Party Collaboration to the extent that such rights relate to the Fleximer, Linkers and Payloads used in connection with the applicable ADC generally.

•                  Adimab and Mersana will exclusively assign all program patents to PARTNER when PARTNER exercises a commercial license

•                  After exercise of the commercial license, PARTNER has full enforcement rights on program patents

•                  Ownership of all other inventions will be on the basis of inventorship

7.	Field	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B

VALIDATION PLAN ELEMENTS

1.                                      Adimab responsibilities

•                  Adimab will use Commercially Reasonable Efforts to screen its yeast-based Antibody libraries against the Validation Program Targets to identify a panel of whole lgGs, based upon a mutually agreed work plan.

•                  Adimab may do some optimization of the Validation Program Antibodies, if set forth in the Validation Plan.

•                  Adimab will work diligently to provide the Validation Program Antibodies to Mersana as soon as reasonably possible. The Parties anticipate that Adimab will provide the Validation Program Antibodies within [***] weeks after initiation of the Validation Program, but there shall be no penalties for failure to meet such timeline.

2.                                      Mersana responsibilities

•                  Mersana will select the Selected Antibodies from among the Validation Program Antibodies provided by Adimab.  Mersana will use Commercially Reasonable Efforts to generate Validation Program ADCs using each of the Selected Antibodies, Mersana’s Fleximer technology, and drug payloads to be selected by Mersana. Mersana will endeavor to generate ADCs where:

•                  [***]; and

•                  [***].

•                  Mersana will characterize the Validation Program ADCs, based on a mutually agreed work plan.

•                  Mersana will work diligently to provide the Validation Program ADCs to Adimab as soon as reasonably possible. The Parties anticipate that Mersana will provide the Validation Program ADCs within [***] weeks after receipt of Validation Program Antibodies from Adimab, but there shall be no penalties for failure to meet such timeline.

B-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT C

VALIDATION PLAN

(To be attached within [***] days following the Effective Date.)

C-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT D

PRESS RELEASE

Adimab and Mersana Announce Antibody Drug Conjugate Alliance

Partners to offer integrated Antibody Discovery and ADC capabilities

Lebanon, NH and Cambridge, MA- July X, 2012- Adimab, LLC, the technology leader in the discovery and optimization of fully human therapeutic antibodies, and Mersana Therapeutics, Inc., a next generation antibody-drug conjugate (ADC) company, today announced the initiation of a joint effort to offer integrated antibody discovery and ADC technologies.  The alliance is built to offer pharmaceutical companies seamless access to Adimab’s world-class antibodies that have been specifically optimized for use in ADCs together with Mersana’s Fleximer polymer and broad array of customizable linkers for attaching diverse, potent payloads.

“We are excited to couple Mersana’s innovative ADC technology with our platform for use by the pharmaceutical industry. The flexibility in payloads, linkers and drug loading enabled by Mersana’s Fleximer technology complements Adimab’s philosophy of tailoring drug development to the biology of the target of interest,” said Adimab CEO Tillman Gerngross. “With this deal, Adimab is further expanding its footprint beyond monoclonal antibody discovery. We view ADCs, as well as other aspects of antibody discovery such as bispecific formats, as important tools in the development of novel therapeutics.”

“Over the past three years Adimab has established itself as the premier therapeutic antibody discovery company in the industry,” said Mersana CEO Nicholas Bacopoulos.  “We are excited to combine Adimab’s technology with our highly differentiated ADC platform consisting of our clinically validated Fleximer polymer, diverse linkers and a wide variety of payloads.  Adimab’s tailored approach fits perfectly with the customized design of Fleximer ADCs and together we can provide ADCs with increased likelihood of target selectivity and therapeutic efficacy.  With our recently-announced financing, this alliance represents a significant step forward in the company’s transformation into a next generation ADC company.”

About Adimab

Adimab’s fully integrated antibody discovery and optimization platform provides partners with the unique opportunity to readily incorporate biological assessments during the selection process. The availability of purified, full-length human lgGs allows for rapid determination of biologic function and potential therapeutic efficacy. Adimab offers fundamental advantages by delivering and optimizing diverse panels of therapeutically relevant antibodies that meet the most aggressive standards for affinity, epitope coverage, species cross-reactivity and developability.

With more than 30 antibody discovery projects in the last three years, Adimab has become the industry’s most sought after partner for the development of therapeutic human antibodies. Adimab has enabled its partners, including Biogen Idee, Eli Lilly, Genentech, Gilead, Human Genome Sciences, Merck, Novartis, Novo Nordisk, Pfizer, and Roche to expand their biologics pipelines through a range of technology access arrangements.  Less than three years after Adimab launched its platform several antibodies discovered by Adimab have entered human clinical trials providing further evidence for the quality and speed of the platform. For more information, visit www.adimab.com.

D-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

About Mersana

Mersana engineers novel drug conjugates that maximize the potential of new and established therapeutic classes. Utilizing its proprietary conjugation technology, which is comprised of the Fleximer® polymer and a broad array of customizable linker chemistries, Mersana is developing a portfolio of next-generation antibody-drug conjugates (ADCs) with superior properties not found with other ADC technologies.

Mersana is currently working with a number of top Pharma companies to develop next generation Fleximer-ADCs and most recently announced a $270 million collaboration with Endo Pharmaceuticals in March, 2012. The company is also advancing its own pipeline of next-generation drugs with best-in-class potential to address unmet needs and improve patient outcomes in multiple oncology indications.

For more information, visit www.mersana.com.

Fleximer® is a trademark of Mersana Therapeutics, Inc.

Business Contacts:

Guy Van Meter

VP of Business Development

Adimab, LLC.

(603) 643-7110x175

Michael Metzger

EVP & Chief Operating Officer

Mersana Therapeutics, Inc.

(617) 715-8236

Media Contacts:

MacDougall Biomedical Communications

781 235 3060

For Adimab: Chris Erdman

For Mersana: Kari Watson or Jennifer Conrad

D-2

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT E

EXISTING THIRD PARTY AGREEMENTS

To which Adimab is a party:

[***]

To which Mersana is a party:

License Agreement, dated September 22, 2011, by and between Tube Pharmaceuticals GmbH and Mersana.

Second Restated and Amended License Agreement, dated October 19, 2005, as amended, by and between the General Hospital Corporation and Mersana.

E-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT F

DIVISION OF ECONOMICS

	Proposed Third Party ADCTerms	Adimab Portion	Mersana Portion
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

F-1

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.